HUTTIG®
BUILDING PRODUCTS
Constructive Solutions Since 1885

HUTTIG
BUILDING PRODUCTS

Sidoti Microcap
Investors Conference
May 9, 2014
Jon Vrabely – President & CEO
Philip Keipp – Vice President & CFO
555 Maryville University Drive - Suite  400,  St. Louis , Missouri    63141   |     800.325.4466    |   www.huttig.com
Exhibit 99.1

2014 Sidoti Conference

5/09/14
Forward-Looking Statements
With the exception of historical information, the matters disclosed in this presentation are forward-looking statements.
Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Potential risks and uncertainties are described in the
Company’s filings with the Securities and Exchange Commission, including its 2013 Form 10-K.
These forward-looking statements represent the Company’s judgment as of the date of this presentation.  The Company disclaims any intent or obligation to update these forward-looking statements.

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130 Years of Industry Leadership
1866 – Charles and William Huttig start a sawmill and lumberyard in Muscatine, Iowa
1885 – Charles Huttig founds Huttig Sash and Door in St. Louis, Missouri
1917 – Huttig constructs 650 aircraft to support U.S. military effort in World War I
1939 – Huttig begins manufacturing effort to support U.S. military effort in World  War II
1969 – Huttig acquired by Crane Company - Stamford, Connecticut (NYSE:  CR)
1988 – Huttig acquires Palmer G. Lewis Company and expands operations in the West
1999 – Huttig is spun off from Crane Company and simultaneously acquires Rugby
2004 – Huttig divests one-step distribution and manufacturing businesses to focus
2005 – Huttig acquires Texas Wholesale and enters the Texas market
2007 – Jon Vrabely is appointed President & CEO
2012 – Huttig repurchases 1 million shares of common stock
2013 – Huttig is listed on NASDAQ

HUTTIG BUILDING PRODUCTS

Company Overview

- Only national distributor of both millwork and building products
  - Cover ~ 75% of US housing starts
  - Largest pre-hanger of doors to the pro channel
- 27 distribution centers covering 41 states
  - ~ 3 million square feet
- ~ 4,000 customers; ~ 800 suppliers; ~ 70,000 sku's
- ~ 280 sales reps including 150 outside reps
- Fleet of ~ 140 tractors and ~ 270 trailers
- $572.3 million LTM 1Q'14 Sales
- $11.6 million LTM 1Q'14 Adjusted EBITDA

Auburn, WA
Tigard, OR
Medford, OR
Sacramento, CA
Rancho Cucamonga, CA
Phoenix, AZ
Albuquerque, NM
Dallas, TX
St Louis, MO (Corporate)
Cape Girardeau, MO
Jackson, MS
Nashville, TN
Elkhart, IN
Columbus, OH
Lancaster, PA
Selkirk, NY
Wilkes-Barre, PA
Augusta, ME
Saco, ME
Hooksett, NH
Taunton, MA
Newington, CT
Rocky Mount, NC
Greenville, SC
Jacksonville, FL
Davenport, FL
Riviera Beach, FL
Fort Myers, FL

End Market Exposure [1]

New Construct - Single Family 50%
Repair & Remodel 31%
New Construct- Multi Family 12%
Other 7%

(1) *Management Estimate*

2013 Sales by Product Category

General Building Products, 38%
Millwork, 50%
Wood Products, 12%

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Industry Overview

Huttig provides value in the channel through sales,
material handling and logistical expertise
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The Value of Wholesale Distribution in Building Materials
Wholesale Advantage
Many products require local value-add services that cannot effectively be provided by manufacturers or dealers / retailers
• Pre-hanging / pre-finishing doors, EWP design / cut services
Many products require scale and do not lend themselves to direct distribution
• Interior / exterior doors, composite decking, connectors, fasteners
Building
Products
Manufacturers
Wholesale
Distributors
Pro Dealers
Specialty Dealers
Retailers
Home Builders
Remodel Contractors
Manufactured Homes
OEM’s
Commercial Contractors

Primary Huttig Competition
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Company Market Company Market Company Market
Reeb Millwork
Northeast
Mid-Atlantic
Boise National Boise National
OrePac Building
Products
West BlueLinx National BlueLinx National
Milliken Millwork
Midwest
Mid-Atlantic
PrimeSource Building
Products
National Weyerhaeuser (I-Level) National
Tucker Door and
Trim
Southeast
Universal Forest
Products
National
Universal Forest
Products
National
Dyke Industries Southeast BMD West
Regional and local
competitors
Regional and local
Boise Southeast
Parkside Plunkett-
Webster
Midwest
Rugby Architectural
Building Products
West
Regional and local
competitors
Regional and local
Regional and local
competitors
Regional and local
Millwork Building Materials Wood Products

Market Overview

Residential Housing Starts (in Millions)
1.75
1.29
1.08
1.06
1.70
1.75
1.74
1.81
1.62
1.49
1.38
1.19
1.01
1.20
1.29
1.46
1.35
1.48
1.47
1.62
1.64
1.57
1.60
1.70
1.85
1.96
2.07
1.80
1.35
0.91
0.55
0.59
0.61
0.78
0.93
2,500
2,000
1,500
1,000
500
0
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Units in thousands
700
500
300
100
(100)
(300)
(500)
(700)
(900)
(1,100)
100
200
350
460
570
300
(150)
(596)
(946)
(912)
(890)
(720)
(570)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Overview of U.S. Housing Market
Source: US Dept of Commerce, US Census Bureau
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5 - year 0.69
10 - year 1.16
20 - year 1.36
30 - year 1.39
Since 1959 1.50
Average Starts
U.S. Residential Housing Starts
Excess (Deficit) Supply (2001 - 2013)

HUTTIG®
BUILDING PRODUCTS

THE STATE
OF THE
NATION'S
HOUSING 2013
JOINT CENTER FOR HOUSING STUDIES OF HARVARD UNIVERSITY

2014 Sidoti Conference
The Opportunity Tomorrow
Demographic Drivers
Immigration
Domestic migration
Minority household gains
Rise in nontraditional households
Echo boomer generation forming
independent households
Aging house stock
Tailored housing demand in support of
aging, lifestyle and cultural preferences
Based on the Census Bureau’s latest
population projections and review of
demographic drivers, Harvard forecasts
average household growth, including single
family, multi-family and manufactured
homes, of 1.2 million new household
formation for the remainder of the decade.
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Remodeling Spend
$111.4
$114.7
$119.4
$120.9
$121.5
$123.1
$126.8
$126.0
$127.0
$128.7
$139.9
$140.4 $140.5
$145.5
$158.9
$153.1
$100
$110
$120
$130
$140
$150
$160
$170
2011-1 2 3 4 2012-1 2 3 4 2013 - 1 2 3 4 2014-1P 2P 3P 4P
US Census Bureau
Homeowner Improvements
Four-Quarter Moving Totals
Billions of $

Value Proposition

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Broad Geographic Footprint
• Located where the U.S. is living, moving and building
• Service area touches ~ 75% of housing activity in U.S.
Brands / Products
• Align with the top manufacturers in the industry - # 1 or # 2 brand in each product category we sell
• Focus on products that are in the early stages of the product life cycle
• Focus on products that pro-dealers do not possess the scale to handle on a direct basis
National Accounts
• Leverage our footprint, brands and unique product mix - customer can consolidate vendor base and reduce transaction costs
• Dedicated national accounts team focused on national/regional pro-dealers and R&R dealer/distributors
Service Proposition
• The most important aspect of our business
• A culture that is built on a “passion to serve”
• Strive to be the “yes we can” people and the easiest company in the industry with which to do business
• Consistently improve our customers’ experience with Huttig
Our Value Proposition
Huttig has a value proposition that is unmatched in the industry

Auburn, WA
Tigard, OR
Medford, OR
Sacramento, CA
Rancho Cucamonga, CA
Phoenix, AZ
Albuquerque, NM
Dallas, TX
St Louis, MO (Corporate)
Cape Girardeau, MO
Elkhart, IN
Columbus, OH
Nashville, TN
Jackson, MS
Augusta, ME
Saco, ME
Hooksett, NH
Taunton, MA
Selkirk, NY
Newington, CT
Lancaster, PA
Wilkes-Barre, PA
Rocky Mount, NC
Greenville, SC
Jacksonville, FL
Davenport, FL
Riviera Beach, FL
Fort Myers, FL

Our Value Proposition
Geographic Footprint
Huttig is located where the U.S. population is living, moving and building – Huttig’s coastal footprint fits a large population base; 63% of the U.S. population resides in coastal states
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HUTTIG®
BUILDING PRODUCTS

2014 Full-Line Catalog
THERMA TRU
Home begins at the door.

interior doors

SAY HELLO to the GOOD LIFE WHERE OUTDOOR LIVING IS YOUR PASSION & OURS TOO!
TimberTech
Less Work. More Life.

AZEK
Building Products

Our Value Proposition
Brands/Products
Leverage footprint with the most preferred brands in the industry
Continue to establish distribution
agreements with the top six to
twelve branded manufacturers in
key millwork and building products
categories
Focus on products that are in the
early stages of the product life
cycle
Focus on categories that require
scale and value-add services
Recognized in the industry for
possessing the most diverse
product mix in the millwork and
building products categories
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HUTTIG®
BUILDING PRODUCTS

TimberTech®
Less Work. More Life.

THERMA TRU® DOORS

HUTTIG Windows™

Masonite®

SIMPSON Strong-Tie® CONNECTORS

CertainTeed

woodgrain millwork

Rogue Valley Door

HB&G

AZEK® Building Products

rdi®
For home, for life.™
www.rdirail.com

OWENS CORNING®

Alpha ProTech | Engineered Products

TYPAR®
Weather Protection System

Our Value Proposition National Brands/Products 5/09/14 2014 Sidoti Conference 16

HUTTIG®
BUILDING PRODUCTS

NORANDEX
BUILDING MATERIALS DISTRIBUTION

PROBuild

Do it Best

STOCK Building Supply®

ABC Supply Co. Inc.

Lansing
BUILDING PRODUCTS
Respect, Service, Excellence Since 1955

LOWE'S
Improving Home Improvement

BMC WEST
BUILDING MATERIALS

Builders FirstSource

PAL

IBSA

LMC
Building Business Together.™

ENAP

84 LUMBER
Build on what we know.™

THE HOME DEPOT

Alside
BECAUSE LIFE IS FOR LIVING®

Our Value Proposition
National Accounts
Consolidation continues to
drive this important customer
base
Leverage footprint and national
brands to continue penetration
Our broad geographic pre-hung
door capabilities provides
unique opportunity
Consistent service levels and
pricing adds value
Represents ~ 40% of total
revenue
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Our Value Proposition
Service Proposition
Speed to market
Next day delivery of inventoried shelf-items
Company-wide goal of 2-day lead times on
pre-hung interior and exterior doors
Key metrics to measure and act upon our
“complete and on-time” delivery proposition
Utilize operations team to continue to
implement standard operating procedures to
improve service metrics and drive to be the
low-cost producer in the industry
Develop and implement technology-based solutions that support operating initiatives and improve overall experience
Our service proposition is the foundation of our company and we are committed to out-performing our competitors and exceeding our customers’ expectations
Standard of being the best service provider of every product we sell, in every market we serve

Objectives, Strategies and Key Initiatives

Leading Service Leading Service
Provider Provider
Dominant Market Dominant Market
Share Share
Strategies & Key Initiatives Strategies & Key Initiatives
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2014 Objectives & Strategies
OBJECTIVES
Value Proposition Value Proposition
*   Broad Geographic Footprint   *   Brands & Products   *   National Accounts   *   Service Proposition
Share Share
Growth Growth
Sales Culture
Acquisitions
Market
Segment
Penetration
& Expansion
Products
Value-Add
Services
Low Cost Low Cost
Producer Producer
S.O.P.
Adherence
LEAN
Technology
Leveraging
Scale
Customer Customer
Experience Experience
Culture
LEAN
Service
Metrics
Technology
Gross Profit Gross Profit
Pricing
Leverage
Scale
LEAN
Financial Financial
Performance Performance
Short-term
Long-term
Capital
Management
People People
Org Structure
Disciplined
Approach To
Managing
Our People
Recruiting &
Development
Safety
Disciplined & Customer Disciplined & Customer
Financial Performance Financial Performance
Centric Culture Centric Culture

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Current Priorities
Continued execution of pricing
initiative to improve gross profit
Capitalize on improving market to
drive profitable organic growth
Pursue growth opportunities through
product and segment expansion
Opportunistically pursue acquisitions
to increase market share, expand
geographical coverage, drive
product line extensions and diversify
the business
Balance the need to reinvest in the
business with the desire to maximize
profits
Expedite the advancement of our
customer interface technology

Acquisition Opportunities
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Objectives
Expand share and leverage in existing
markets
New geographic locations
New segments / products
Smaller Firms
Acquisition opportunities
Mostly family-owned
Considerations
Capital outlay
Requires lender consent
Willing sellers / valuation gap
(1) Source: HCN Top 100 Distributor Scorecard September 2013.  Excludes buying groups such as LMC, Do It Best, True Value, ACE Hardware and
ENAP
Two-Step Building Products
Distribution Market
(1)
Top 15
Distributors
(Huttig # 10)
$18 Billion
74 Smaller
Firms
$11 Billion

Financial Overview

The past seven years have been a fight for survival for many companies in our industry
Through aggressive restructuring activities, cost reductions and working capital management, we reduced debt by $10.3 million between 2006 and
2009
At the wholesale distribution and pro-dealer levels of the channel, Huttig is the only publicly-traded company in the space that hasn’t had to do one or more of the following to survive:
Financial Overview
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•
File bankruptcy
•
Sell the company
•
Break bank covenants
•
Raise mezzanine level debt
•
Dilute existing shareholders through raising additional equity

Twelve consecutive quarters of year-over-year improvement in net income from continuing operations, excluding special significant items
Made significant reinvestment in the business in 2012 and 2013
Amended and extended credit facility in December 2012
Repurchased 1.0 million shares in December 2012
Listed on NASDAQ in December 2013
Generated positive earnings in 2013
Total available liquidity of $41.9 million at March 2014
Federal tax loss carryforwards of $69 million
Strategically and financially well-positioned to focus on profitable growth
Financial Overview
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Financial Overview
Credit Facility
$120 million ABL facility; five year tenure
•
Expandable to $160 million
•
Expires December 2017
Competitive Pricing
•
Weighted average rate of 2.75% in Q1’14
GECC and Wells Fargo each hold 50% of the commitment
Strong relationship with GECC and Wells Fargo
One financial covenant (FCCR)
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Adjusted EBITDA
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($ In Millions)
YOY % 23.3% 13.5% 53.0% 192.1% 74.1% 14.9%
Net sales $455.2 $467.7 $479.3 $521.1 $561.5 $572.3
YOY % (32.2%) 2.7% 2.5% 8.7% 7.8% 1.9%
GM % 18.5% 18.2% 18.6% 19.3% 19.8% 20.0%
Adj EBITDA % (3.4%) (2.9%) (1.3%) 1.1% 1.8% 2.0%
($15.5)
($13.4)
($6.3)
$ 5.8
$ 10.1
$ 11.6
2009 2010 2011 2012 2013
Q1'14
LTM
Adjusted EBITDA

APPENDIX

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Reconciliation of Non-GAAP Measures:
Net Income to Adjusted EBITDA
LTM Ended
2009 2010 2011 2012 2013
March 31,
2014
Net income (loss) (20.5) $    (18.9) $    (13.2) $    (0.5) $      3.2 $     1.2 $
Income (loss) from discontinued operatons (0.7) 0.5 (0.5) (0.4) (0.4) (3.6)
Income (loss) from continuing operations (19.8) (19.4) (12.7) (0.1) 3.6 4.8
Interest expense, net 1.5 2.1 2.8 2.9 2.6 2.6
Provision (benefit) for income taxes (2.8) (0.4) (0.3) - 0.1 0.1
Depreciation and amortization(i) 4.1 3.6 2.8 2.7 2.8 3.0
Goodwill impairment(ii) 1.0 - 0.4 1.9 - -
Gain on disposal of assets(iii) (1.5) (0.4) - (2.4) - -
Restructuring charge(iv) 1.1 0.3 0.2 - - -
Stock-based compensation(v) 0.9 0.8 0.5 0.8 1.0 1.1
Adjusted EBITDA (15.5) $    (13.4) $    (6.3) $      5.8 $        10.1 $   11.6 $
(i) Excludes amortization of bank loan origination fees, which are included in interest expense
(ii)
(iii) Represents the sale of previously closed facilities
(iv)
(v) Represents non-cash stock-based compensation
($ in millions)
Year Ended
Represents non-cash goodwill impairment charges
Represents costs incurred for employee reductions and branch closures and consolidations

Investor Contacts
Don Hake
Huttig Building Products, Inc.
314-216-2600
investor@huttig.com
Philip Keipp
Vice President & Chief Financial Officer
Huttig Building Products, Inc.
314-216-2893
pkeipp@huttig.com
2014 Sidoti Conference

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St. Louis Corporate Headquarters